UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 18, 2003

Date of Report (Date of earliest event reported)

Intraware, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25249	68-0389976
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25 Orinda Way, Orinda, California 94563

(Address of principal executive offices, including zip code)

(925) 253-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report

Item  7.   Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release issued by Intraware, Inc. dated June 18, 2003

Item  9.   Regulation FD Disclosure

This current report on Form 8-K is being furnished to report information pursuant to Item 12 — Results of Operations and Financial Condition.  See Item 12 below.

Item  12.                Results of Operations and Financial Condition

On June 18, 2003, Intraware, Inc. issued a press release announcing results for the quarter ended May 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRAWARE, INC.

/s/ John J. Moss
John J. Moss
Vice President, General Counsel and Secretary

Date:  June 18, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Intraware, Inc. dated June 18, 2003